EXHIBIT 10.4

SECURITY AGREEMENT

SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time in accordance herewith and including all attachments, exhibits and schedules hereto, the “Agreement”), dated as of June 13, 2007, made by Intelligentias, Inc., a Nevada corporation (the “Grantor”), in favor of the secured parties listed on Exhibit A to this Agreement and their permitted successors and assigns (collectively, the “Secured Parties”).

WHEREAS, Grantor has issued or will issue a senior secured promissory note to the Secured Parties (the“Note”) pursuant to a Note and Warrant Purchase Agreement, dated as of June 13, 2007 (the “Purchase Agreement”), by and among Grantor and the Secured Parties; and

WHEREAS, the Secured Parties and the Grantor agree that the Grantor execute and deliver to the Secured Parties a security agreement providing for the grant to the Secured Parties of a continuing security interest in all personal property and assets of the Grantor, all in substantially the form hereof to secure all Obligations (hereinafter defined).

NOW, THEREFORE, the parties agree as follows:

ARTICLE I. Definitions

Section 1.1. Definition of Terms Used Herein. All capitalized terms used herein and not defined herein have the respective meanings provided therefor in the Purchase Agreement or the Note, as applicable. All terms defined in the Uniform Commercial Code (hereinafter defined) as in effect from time to time and used herein and not otherwise defined herein (whether or not such terms are capitalized) have the same definitions herein as specified therein.

Section 1.2. Definition of Certain Terms Used Herein. As used herein, the following terms have the following meanings:

“Collateral” means all accounts receivable of the Grantor and all personal and fixed property of every kind and nature, including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, as extracted collateral, or other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent licenses, patent applications, trademarks, trademark licenses, trademark applications, trade names, copyrights, copyright licenses, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Grantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Grantor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all books and records, software, writings, plans, specifications and schematics, whether now owned or hereinafter acquired by the Grantor together with all substitutions and replacements thereof and all proceeds and products of each of the foregoing; provided, that the Collateral shall not include license agreements or other agreements which require the consent of any person for the assignment thereof unless and until such consent has been obtained (provided that the proceeds thereof shall constitute Collateral).

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

“Event of Default” has the meaning specified in the Note.

“Indemnitees” has the meaning specified in Section 7.5(b).

“Lien” means: (i) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (ii) to the extent not included under clause (i), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (iii) any contingent or other agreement to provide any of the foregoing.

“Note” has the meaning assigned to such term in the first recital of this Agreement.

“Obligations” means all indebtedness, liabilities, obligations, covenants and duties of the Grantor to the Secured Parties of every kind, nature and description, direct or indirect, absolute or contingent, joint or several, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing of hereafter arising under or in connection with the Note, this Agreement or the other Transaction Documents, whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys’ fees incurred in any collection efforts or in any action or proceeding.

“Permitted Liens” means (a) liens for taxes not delinquent or that are being contested in good faith by appropriate proceedings; (b) inchoate materialmens’, mechanics’, workmens’, repairmens’, or other like liens arising in the ordinary course of business and, in each case, not delinquent or that are being contested in good faith by appropriate proceedings; (c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;(d) deposits to secure the performance of bids, trade contracts (other than for the repayment of borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (e) any interest or title of a lessor under any operating lease entered into by the Grantor in the ordinary course of its business and covering only the assets so leased; and (f) liens in favor of depository and collection banks and other regulated financial institutions consisting of statutory or contractual setoff rights with respect to deposit accounts or securities accounts of the Grantor maintained with such bank or financial institution to secure payment of customary maintenance fees or other administrative charges associated with such accounts so long as such Liens are incurred in the ordinary course of business for amounts that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings.

“Registered Organization” means an entity formed by filing a registration document with a United States Governmental Authority, such as a corporation, limited partnership or limited liability company.

“Security Interest” has the meaning specified in Section 2.1 of this Agreement.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect in the State of New York as it may be amended, supplemented or modified from time to time.

ARTICLE II. Security Interest

Section 2.1. Security Interest. As security for the payment and performance, in full of the Obligations, and any extensions, renewals, modifications or refinancings of the Obligations, the Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Secured Parties, and hereby grants to the Secured Parties, their successors and assigns, a first priority security interest in, all of such Grantor’s right, title and interest in, to and under the Collateral and all hereinafter acquired Collateral. (the “Security Interest”).

Section 2.2. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Secured Parties to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral.

Section 2.3. Continuing Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

ARTICLE III. Representations and Warranties

The Grantor represents and warrants to the Secured Parties that:

Section 3.1. Title and Authority. The Grantor has (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will have) good and valid rights in and title to the Collateral with respect to which it has purported to grant a security interest hereunder and has (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will have) full power and authority to grant to the Secured Parties the Security Interest and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

Section 3.2. Filings; Actions to Achieve Perfection. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral as set forth herein or in any generic manner and may describe the Collateral as “all assets” or words of similar effect, have been delivered to the Secured Parties for filing in each United States governmental, municipal or other office specified in Schedule A, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and first priority perfected security interest in favor of the Secured Parties in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or with respect to the filing of amendments or new filings to reflect the change of the Grantor’s name, location, identity or corporate structure. The Grantor’s name is listed in the preamble of this Agreement identically to how it appears on its certificate of incorporation or other organizational documents and its organizational identification number is as set forth on Schedule A to this Agreement.

Section 3.3. Validity and Priority of Security Interest. The Security Interest constitutes (a) a legal and valid first priority security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject only to the filings described in Section 3.2 above and the Permitted Liens, a perfected first priority security interest in all Collateral in which a security interest may be perfected by filing, recording or registration in the United States pursuant to the Uniform Commercial Code or other applicable law in the United States (or any political subdivision thereof) and its territories and possessions or any other country, state or nation (or any political subdivision thereof). Such notices, filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken.

Section 3.4. Absence of Other Liens. The Grantor’s Collateral is owned by the Grantor free and clear of any Lien other than Permitted Liens. Without limiting the foregoing and except as set forth on Schedule 3.4 to this Agreement, the Grantor has not filed or consented to any filing of any financing statement or similar filing in favor of any Person other than the Secured Parties, nor permitted the granting or assignment of a security interest or permitted perfection of any security interest in the Collateral in favor of any Person other than the Secured Parties.

Section 3.5. Valid and Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

ARTICLE IV. Covenants

Section 4.1. Change of Name; Location of Collateral; Place of Business, State of Formation or Organization.

(a) The Grantor shall notify the Secured Parties in writing at least eleven (11) days prior to any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it (including the establishment of any such new office or facility), (iii) in its identity or corporate structure such that a filed filing made under the Uniform Commercial Code becomes misleading or (iv) in its Federal Taxpayer Identification Number or organizational identification number. Furthermore, the Grantor shall not effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Secured Parties to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral.

(b) Without limiting Section 4.1(a), without prior written notice to the Secured Parties, in each instance, the Grantor shall not change its (i) principal residence, if it is an individual, (ii) place of business, if it has only one place of business and is not a Registered Organization, (iii) principal place of business, if it has more than one place of business and is not a Registered Organization, or (iv) state of incorporation, formation or organization, if it is a Registered Organization.

Section 4.2. Records. The Grantor shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Secured Parties may reasonably request, promptly to prepare and deliver to the Secured Parties a duly certified schedule or schedules in form and detail reasonably satisfactory to the Secured Parties showing the identity, amount and location of any and all Collateral.

Section 4.3. Periodic Certification; Notice of Changes. In the event there should at any time be any change in the information represented and warranted herein or in the documents and instruments executed and delivered in connection herewith, the Grantor shall immediately notify the Secured Parties in writing of such change (this notice requirement shall be in extension of and shall not limit or relieve the Grantor of any other covenants hereunder).

Section 4.4. Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Secured Parties in the Collateral and the priority thereof against any Lien.

Section 4.5. Inspection and Verification. The Secured Parties and such persons as the Secured Parties may reasonably designate shall have the right, upon reasonable notice to the Grantor and during normal business hours, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantor’s affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of collateral in the possession of any third Person, by contacting any account debtor or third Person possessing such Collateral for the purpose of making such a verification. Out-of-pocket expenses in connection with any inspections by representatives of the Secured Parties shall be (a) the obligations of the Grantor with respect to any inspection after the Secured Parties’ demand payment of the Note in accordance with the terms thereof or (b) the obligation of the Secured Parties in any other case.

Section 4.6. Taxes; Encumbrances. At their option, the Secured Parties may discharge Liens other than Permitted Liens at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral to the extent the Grantor fails to do so and the Grantor shall reimburse the Secured Parties on demand for any payment made or any expense incurred by the Secured Parties pursuant to the foregoing authorization; provided, however, that nothing in this Section shall be interpreted as excusing the Grantor from the performance of, or imposing any obligation on the Secured Parties to cure or perform, any covenants or other obligation of the Grantor with respect to any Lien or maintenance or preservation of Collateral as set forth herein.

Section 4.7. Use and Disposition of Collateral. The Grantor shall not make or permit to be made an assignment, pledge or hypothecation of any Collateral or shall grant any other Lien (other than Permitted Liens) in respect of the Collateral without the prior written consent of the Secured Parties. The Grantor shall not make or permit to be made any transfer of any Collateral other than in the ordinary course of business or with respect to other liens approved by the Secured Parties and the Grantor shall remain at all times in possession of the Collateral owned by it.

Section 4.8. Insurance/Notice of Loss. Within a reasonable period of time following the date of this Agreement, Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral as described on Schedule 4.8 to this Agreement. In extension of the foregoing and without limitation, such insurance shall be payable to the Secured Parties as loss payee under a “standard” loss payee clause, and the Secured Parties shall be listed as an “additional insured” on Grantor’s general liability insurance. Such insurance shall not be terminated, cancelled or not renewed for any reason, including non-payment of insurance premiums, unless the insurer shall have provided the Secured Parties at least 30 days prior written notice. Grantor irrevocably makes, constitutes and appoints the Secured Parties (and all officers, employees or agents designated by the Secured Parties) as its true and lawful agent and attorney-in-fact for the purpose, at any time after the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Secured Parties may, without waiving or releasing any obligation or liability of Grantor hereunder, in their sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Secured Parties deem advisable. All sums disbursed by the Secured Parties in connection and in accordance with this Section, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable upon demand, by Grantor to the Secured Parties and shall be additional Obligations secured hereby. Grantor shall promptly notify the Secured Parties if any material portion of the Collateral owned or held by Grantor is damaged or destroyed. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall (i) so long as no Event of Default has occurred and is continuing, be disbursed to Grantor for direct application by Grantor solely to the repair or replacement of Grantor’s property so damaged or destroyed, and (ii) in all other circumstances, be held by the Secured Parties and promptly applied to the Obligations. The Secured Parties may apply any of such proceeds directly to the repair or replacement of Grantor’s property so damaged or destroyed, or Grantor may apply all or any part of such proceeds to the Obligations.

Section 4.9. Legend. Grantor shall legend, in form and manner satisfactory to the Secured Parties, its accounts and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such accounts have been assigned to the Secured Parties and that the Secured Parties have a security interest therein.

ARTICLE V. Further Assurances; Power of Attorney

Section 5.1. Further Assurances. Grantor shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Parties may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Parties, duly endorsed in a manner satisfactory to the Secured Parties.

Section 5.2. Power of Attorney.

(a) Grantor hereby irrevocably (as a power coupled with an interest) constitutes and appoints Vision Opportunity Master Fund, Ltd. (“Vision”) and all officers, employees or agents designated by Vision, its attorney-in-fact with full power of substitution, for the benefit of the Secured Parties,

(i) to take all appropriate action and to execute all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and without limiting the generality of the foregoing, Grantor hereby grants the power to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by Grantor, without the signature of Grantor, and naming Grantor as debtor and the Secured Parties as secured party; and

(ii) at any time after the occurrence and during the continuance of an Event of Default, (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to sign the name of Grantor on any invoice or bill of lading relating to any of the Collateral; (iv) to send verifications of accounts to any account debtor or any other Person liable for an account; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Secured Parties were the absolute owner of the Collateral for all purposes; provided however, that nothing herein contained shall be construed as requiring or obligating the Secured Parties to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Parties, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Secured Parties with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of Grantor or to any claim or action against the Secured Parties.

(b) The provisions of this Article shall in no event relieve Grantor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Secured Parties to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Parties of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, by law or otherwise.

ARTICLE VI. Remedies

Section 6.1. Remedies upon Default.

(a) Upon the occurrence and during the continuance of an Event of Default, Grantor agrees to deliver each item of its Collateral to the Secured Parties on demand, and it is agreed that the Secured Parties shall have the right to take any of or all the following actions at the same or different times (but at all times subject to any Permitted Lien): to the extent permitted by applicable law, with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral; exercise Grantor’s right to bill and receive payment for completed work; and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, Grantor agrees that the Secured Parties shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Parties shall deem appropriate. The Secured Parties shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Parties shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b) The Secured Parties shall give Grantor ten (10) days’ written notice (which Grantor agrees is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial Code) of the Secured Parties’ intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Parties may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Parties may (in their sole and absolute discretion) determine. The Secured Parties shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Parties may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Parties until the sale price is paid by the purchaser or purchasers thereof, but the Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, the Secured Parties may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Secured Parties from Grantor as a credit against the purchase price, and the Secured Parties may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Parties shall be free to carry out such sale pursuant to such agreement and Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Parties shall have entered into such an agreement all Obligations have been paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Secured Parties may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

Section 6.2. Application of Proceeds. The Secured Parties shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

(a) FIRST, to the payment of all costs and expenses incurred by the Secured Parties in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Purchase Agreement, the Note and the other Transaction Documents;

(b) SECOND, to the payment in full of the Obligations; and

(c) THIRD, to Grantor, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may otherwise direct.

Subject to the foregoing, the Secured Parties shall have absolute discretion as to the time of application of such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Secured Parties (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of any such proceeds, moneys or balances by the Secured Parties or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Parties or such officer or be answerable in any way for the misapplication thereof.

Section 6.3. Grant of License to Use Intellectual Property. For the purpose of enabling the Secured Parties to exercise rights and remedies under this Article at such time as the Secured Parties shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to the Secured Parties an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sub-license any of the Collateral consisting of intellectual property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Secured Parties may be exercised, at the option of the Secured Parties, only after the occurrence and during the continuance of an Event of Default.

ARTICLE VII. Miscellaneous

Section 7.1. Notices. All communications and notices hereunder to the Grantor and to the Secured Parties shall (except as otherwise expressly permitted herein) be in writing and delivered to the Grantor or the Secured Parties, as the case may be, as provided in the Purchase Agreement.

Section 7.2. Security Interest Absolute. All rights of the Secured Parties hereunder, the Security Interest and all obligations of Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Purchase Agreement, the Note, any Transaction Document or any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, the Note, any Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Obligations or this Agreement.

Section 7.3. Survival of Agreement. All covenants, agreements, representations and warranties made by Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making of the loan and the execution and delivery to the Secured Parties of the Note, regardless of any investigation made by the Secured Parties or on their behalf; and shall continue in full force and effect until this Agreement shall terminate.

Section 7.4. Binding Effect; Several Agreement; Successors and Assigns. This Agreement shall become effective as to Grantor when a counterpart hereof executed on behalf of Grantor shall have been delivered to the Secured Parties and a counterpart hereof shall have been executed on behalf of the Secured Parties, and thereafter shall be binding upon Grantor and the Secured Parties and their respective successors and assigns, and shall inure to the benefit of Grantor, the Secured Parties and their respective successors and assigns, except that Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Purchase Agreement, the Note or the other Transaction Documents.

Section 7.5. Secured Parties’ Fees and Expense; Indemnification.

(a) Grantor agrees to pay upon demand to the Secured Parties the amount of any and all reasonable expenses, including all reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Secured Parties may incur in connection with (i) (including all filings and recordings made hereunder), the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Secured Parties hereunder or (iv) the failure of Grantor to perform or observe any of the provisions hereof.

(b) Grantor agrees to indemnify the Secured Parties and the agent, contractors and employees of the Secured Parties (collectively, the “Indemnitees”) against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery, or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the Purchase Agreement, the Note or the other Transaction Documents, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, the Purchase Agreement, the Note or the other Transaction Documents, or any investigation made by or on behalf of the Secured Parties. All amounts due under this Section shall be payable on written demand therefor.

Section 7.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY OF THE CONFLICTS OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION. THIS AGREEMENT SHALL NOT BE INTERPRETED OR CONSTRUED WITH ANY PRESUMPTION AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED.

Section 7.7. Waivers; Amendment.

(a) No failure or delay of the Secured Parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and under the Purchase Agreement are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement, the Purchase Agreement, the Note or the other Transaction Documents or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Grantor in any case shall entitle Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements, in writing entered into by the Secured Parties and Grantor.

Section 7.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE NOTE. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE PURCHASE AGREEMENT AND THE NOTE, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.9. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Each party shall be entitled to rely on a facsimile signature of any other party hereunder as if it were an original.

Section 7.11. Jurisdiction; Consent to Service of Process.

(a) Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Purchase Agreement or the Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Parties may otherwise have to bring any action or proceeding relating to this Agreement, the Purchase Agreement, the Note or the other Transaction Documents against Grantor or its properties in the courts of any jurisdiction.

(b) Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Purchase Agreement, the Note or the other Transaction Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 7.12. Termination. This Agreement and the Security Interest shall terminate when all the Obligations (other than indemnification obligations in respect of unasserted claims) have been paid in full, at which time the Secured Parties shall execute and deliver to Grantor, at Grantor’s expense, all Uniform Commercial Code termination statements and similar documents which Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section shall be without recourse to or warranty by the Secured Parties.

Section 7.13. Prejudgment Remedy Waiver. Grantor acknowledges that this Agreement, the Purchase Agreement, the Note and the other Transaction Documents evidence a commercial transaction and that it could, under certain circumstances have the right, to notice of and hearing on the right of the Secured Parties to obtain a prejudgment remedy, such as attachment, garnishment and/or replevin, upon commencing any litigation against Grantor. Notwithstanding, Grantor hereby waives, to the extent permitted by applicable law, all rights to notice, judicial hearing or prior court order to which it might otherwise have the right under any state or federal statute or constitution in connection with the obtaining by the Secured Parties of any prejudgment remedy by reason of this Agreement, the Purchase Agreement, the Note, the other Transaction Documents or by reason of the Obligations or any renewals or extensions of the same. Grantor also waives, to the extent permitted by applicable law, any and all objection which it might otherwise assert, now or in the future, to the exercise or use by the Secured Parties of any right of setoff, repossession or self help as may presently exist under statute or common law.

Section 7.14. Limitation on Secured Parties’ Duty in Respect of Collateral. Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement as of the day and year first written above.

INTELLIGENTIAS, INC.

By:	/s/ Luigi Caramico
Luigi Caramico President

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Adam Benowitz Portfolio Manager

EXHIBIT A
Secured Parties

Vision Opportunity Master Fund, Ltd.
20 W. 55th Street, 5th floor
New York, NY 10019